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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   August 8, 2001
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                            Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                     Ohio
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                 (State or Other Jurisdiction of Incorporation)


               1-1175                                   31-4156620
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      (Commission File Number)                (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                          77002
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(Address of Principal Executive Offices)                      (Zip Code)



                                 713/209-8400
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.      Other Events

On August 8, 2001, Cooper Industries, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 and held a conference call to discuss the content of the press release with investors, the news media and others.


Item 7.     Financial Statements and Exhibits.

            Exhibits

            99.1 Company press release dated August 8, 2001 titled "Cooper Industries Board of Directors Rejects Danaher's Unsolicited, Inadequate and Conditional Proposal - Authorizes Exploration of Strategic Alternatives - Postpones Special Shareholder Meeting"

            99.2     Script of Company conference call held August 8, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           COOPER INDUSTRIES, INC.
                                           (Registrant)



Date:    August 9, 2001                      /s/ Terrance V. Helz
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                                            Terrance V. Helz
                                            Associate General Counsel and
                                                 Secretary



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                                 EXHIBIT INDEX


Exhibit No.
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99.1     Company press release dated August 8, 2001 titled "Cooper Industries
         Board of Directors Rejects Danaher's Unsolicited, Inadequate and Conditional Proposal - Authorizes Exploration of Strategic Alternatives - Postpones Special Shareholder Meeting"

99.2     Script of Company conference call held August 8, 2001